UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2011
Date of Report (Date of earliest event reported)

Sharprock Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-153354	98-0460379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite #222, 6820 188th Street Surrey, British Columbia, Canada	V4N 3G6
(Address of principal executive offices)	(Zip Code)

(604) 575-3552
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01        Other Events

On October 14, 2011, Sharprock Resources Inc. (the "Company") issued a news release announcing that it has entered into an exclusive Memorandum of Understanding to acquire an interest in a 1500 square kilometer prospective gold project in Chukotka, Russia.

A definitive agreement is currently being drafted to finalize the mineral property acquisition.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SHARPROCK RESOURCES INC.
DATE: October 14, 2011	"Harpreet S. Sangha" Harpreet S. Sangha Chief Executive Officer, Chief Financial Officer, President, Secretary and a director

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